 NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Small Cap Core Fund

Supplement dated April 29, 2016
to the Summary Prospectus dated March 1, 2016

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective May 1, 2016:

1.	The table under the “Fees and Expenses” section on page 1 of the Summary Prospectus is deleted and restated as follows:

	Class A Shares	Class C Shares	Institutional Class Shares	Institutional Service Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or sale price, whichever is less)	None	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees1	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.28%	0.27%	0.16%	0.25%
Total Annual Fund Operating Expenses	1.42%	2.16%	1.05%	1.14%
1  “Management Fees” have been restated to reflect the reduction of contractual investment advisory fees, effective May 1, 2016.

2.	The tables under the “Example” section on page 2 of the Summary Prospectus are deleted and restated as follows:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$711	$998	$1,307	$2,179
Class C shares	319	676	1,159	2,493
Institutional Class shares	107	334	579	1,283
Institutional Service Class shares	116	362	628	1,386

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$219	$676	$1,159	$2,493

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE